UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2022

SpartanNash Company

(Exact Name of Registrant as Specified in Charter)

Michigan	000-31127	38-0593940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification no.)

850 76th Street, S.W. P.O. Box 8700 Grand Rapids, Michigan	49518-8700
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (616) 878-2000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	SPTN	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2022, the Board of Directors (the “Board”) of SpartanNash Company (the “Company”) increased the size of the Board to twelve directors and appointed Julien Mininberg, Jaymin Patel, and Pamela Puryear, PhD (the “New Directors”) to fill the newly created vacancies, effective immediately.

On February 4, 2022, Frank Gambino, Yvonne Jackson and Elizabeth Nickels each informed the Company that they will not be standing for re-election to the Board at the Company’s 2022 Annual Meeting of Shareholders. There is no disagreement between the Company and any of these directors on any matter relating to the Company’s operations, policies or practices.

Each of the New Directors will receive the Company’s standard compensation for non-employee directors, including equity awards pursuant to the Company’s 2020 Stock Incentive Plan. There are no arrangements or understandings between any of the New Directors and any other persons pursuant to which the New Directors were appointed directors of the Board. None of the New Directors have any relationship or related transaction with the Company that would require disclosure pursuant to Item 404(a) of Regulation S-K. At the time of this Form 8-K, the Board has not determined the committee(s) to which the New Directors will be named.

Item 8.01. Other Events.

On February 7, 2022, the Company issued a press release announcing the changes to the Board’s composition, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits: The following document is attached as an exhibit to this report on Form 8-K:

Exhibit No.	Description
99.1	Press Release, issued on February 7, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 7, 2022	SpartanNash Company

	By:	/s/ Ileana McAlary
Ileana McAlary EVP and Chief Legal Officer & Secretary

3